UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 7, 2025
Date of Report (Date of Earliest Event Reported)

Commission File Number of issuing entity: 333-193376-08
Central Index Key Number of issuing entity: 0001612126

COMM 2014-UBS4 Mortgage Trust
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor: 333-193376
Central Index Key Number of depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541886
UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001505494
The Bancorp Bank, National Association
(Exact name of sponsor as specified in its charter)
(formerly known as The Bancorp Bank)

Central Index Key Number of sponsor (if applicable): 0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001625508
Pillar Funding LLC
(Exact name of sponsor as specified in its charter)

Lainie Kaye (212) 250-2500
(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

Lower Tier Remic 47-1478558
Upper Tier Remic 47-1559281
Grantor Trust 47-6424351
(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas as Certificate Administrator
1761 East St. Andrew Place, Santa Ana CA
(Address of principal executive offices of the issuing entity)

92705
(Zip Code)

(212) 250-2500
(Telephone number, including area code)

NONE
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simulaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under teh Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class
None

Trading Symbol(s)
None

Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04. Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the October 11, 2024 Distribution Date.
The Certificate Administrator was subsequently notified by the Master Servicer on January 7, 2025 of receipt of curtailment payments on the State Farm Portfolio Mortgage Loan, The Showcase at Indio Mortgage Loan and the Jacksonville
ICE Mortgage Loan (Loan Numbers 1, 19 and 41, respectively, on Annex A-1 of the prospectus supplement of the registrant relating to the issuing entity filed on July 31, 2014 pursuant to Rule 424(b)(5) (the "Prospectus Supplement")).
This resulted in additional principal payments to the Class A-5 Certificateholders in an amount equal to $4,077,115.46.
This also resulted in an overpayment of interest to the Class C Certificateholders in an amount equal to $13,342.41.
The additional principal payments were made to the Class A-5 Certificateholders on January 8, 2025.

The Certificate Administrator made distributions to the Certificateholders on the November 13, 2024 Distribution Date.
The Certificate Administrator was subsequently notified by the Master Servicer on January 7, 2025 of receipt of curtailment payments on the State Farm Portfolio Mortgage Loan and the Jacksonville ICE Mortgage Loan (Loan Numbers 1
and 41, respectively, on Annex A-1 of the Prospectus Supplement). This resulted in additional principal payments to the
Class A-5 Certificateholders in an amount equal to $13,209,181.07. This also resulted in adjustments in the interest payments to the Class A-5, Class X-A, Class C, Class X-B, Class X-C and Class X-D Certificateholders. The additional principal payments were made to the Class A-5 Certificateholders on January 13, 2025.

The Certificate Administrator made distributions to the Certificateholders on the December 12, 2024 Distribution Date.
The Certificate Administrator was subsequently notified by the Master Servicer on January 7, 2025 of receipt of curtailment payments on the State Farm Portfolio Mortgage Loan and the Jacksonville ICE Mortgage Loan (Loan Numbers 1
and 41, respectively, on Annex A-1 of the Prospectus Supplement). This resulted in additional principal payments to the
Class A-5 Certificateholders in an amount equal to $574,037.79. This also resulted in adjustments in the interest payments to the Class A-5, Class X-A, Class C, Class X-B, Class X-C and Class X-D Certificateholders. The additional principal payments were made to the Class A-5 Certificateholders on January 13, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Depositor)

/s/ R. Chris Jones
Name:  R. Chris Jones
Title: Managing Director

/s/ Matt Smith
Name:  Matt Smith
Title: Director

Date: January 13, 2025